SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                (Amendment No. 2)

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 30,1998

                              Star Banc Corporation
               (Exact Name of Registrant as Specified in Charter)

Ohio                                 0-7601                          31-0838189
(State or Other                 (Commission File               (I.R.S. Employer
Jurisdiction of                     Number)                 Identification No.)
Incorporation)

425 Walnut Street, Cincinnati, Ohio                                       45202
(Address of Principal Executive Offices)                             (Zip Code)

               Registrant's telephone number, including area code
                                 (513) 632-4000

           Former name or former address, if changed since last report
                                 Not applicable


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The Registrant hereby amends its Form 8-K, dated June 30, 1998 and filed with the Commission on July 2, 1998, as previously amended on July 10, 1998.

Item 5.     Other Events.

            Star Banc Corporation ("Star Banc"), Firstar Corporation ("Firstar"), and Foxtrot (DE) Corporation entered into an Agreement and Plan of Reorganization dated as of June 30, 1998. The Agreement and Plan of Reorganization was amended and restated in an agreement entered into by and among Star Banc, Firstar, Firstar (WI) Corporation ("Firstar (WI)"), and Firstar Merger Corporation ("Merger Sub") as of September 17, 1998 (the "Merger Agreement"). The Merger Agreement is filed herewith as an exhibit and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

            (c) The following exhibit is filed with this report:

            Exhibit Number                            Description

                   2 Agreement and Plan of Reorganization dated as of June 30, 1998, as amended and restated as of September 17, 1998, by and among Star Banc, Firstar, Firstar
                                        (WI), and Merger Sub


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STAR BANC CORPORATION

                                          By:    /s/ Jennie P. Carlson
                                          Name:  Jennie P. Carlson
                                          Title: Senior Vice President,
                                                 General Counsel and
                                                 Secretary

Dated:      September 25, 1998


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                                  EXHIBIT INDEX

            Exhibit Number                            Description

                   2 Agreement and Plan of Reorganization dated as of June 30, 1998, as amended and restated as of September 17, 1998, by and among Star Banc, Firstar, Firstar
                                        (WI), and Merger Sub